UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 8, 2003


                            FreePCSQuote.com, Inc.
                ----------------------------------------------
                (Name of small business issuer in its charter)


               Nevada                   0-26293           88-0420306
   ----------------------------      -----------      -----------------
   (State or other jurisdiction      (Commission      (I.R.S. Employer
    of incorporation)                 File Number)     Identification)


            4824 Braeburn Drive, Las Vegas, Nevada          89130
         ---------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code   (702) 493-9698
                                                       --------------


                              Not applicable
------------------------------------------------------------------------
(Former name, former address, and former fiscal year, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.

FreePCSQuote.com, Inc. ("the Company") announced on September 8, 2003 that it plans to offer up to 200,000 shares of its common stock for sale at $1.00 per share for a total of $200,000 to only accredited investors in a private placement offering. This offering will be made pursuant to an exemption from registration with the Securities and Exchange Commission under the Securities Act of 1933, under Rule 506, as amended (the "Securities Act").

The proceeds from this offering are intended to further capitalize the Company, and to assist the Company in analyzing prospective businesses opportunities.
As reported in the Company's Form 10-QSB, management will consider, to the extent applicable, the available technical, financial and managerial resources of any given business venture. Management plans to hire attorneys to help evaluate various business opportunities for the Company.

Management is hopeful that being a reporting company will increase the quality and number of prospective business ventures that may be available to the Company. There is no assurance, however, that the funds raised in this private offering will ultimately allow the registrant to complete a business combination. Once a business combination is completed, the Company's needs for additional financing are likely to increase substantially.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the common shares issued to the accredited investors in connection with the above referenced offering. Nor shall there be any sale of the aforementioned securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The private placement is available to a very limited group of accredited investors. None of the foregoing securities have been registered under the Securities Act of 1933, and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FreePCSQuote.com, Inc.
                                       -------------------------------
                                                 Registrant


DATE:  September 8, 2003            By: /s/  Eric Borgeson
                                    ----------------------------------
                                             Eric Borgeson,
                                             President/CEO and Treasurer/CFO

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